J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Dynamic Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 30, 2013

to the Prospectus dated November 1, 2012, as supplemented

The portfolio manager information for the JPMorgan U.S. Dynamic Plus Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced by the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dennis Ruhl	2012	Managing Director
Jason Alonzo	2012	Executive Director
Pavel Vaynshtok	2012	Executive Director
Shudong Huang	2013	Executive Director

In addition, the final paragraph for the Fund in the section titled “The Funds’ Management and Administration — The Portfolio Managers” is deleted in its entirety and replaced by the following:

For the Intrepid America Fund, the Intrepid Growth Fund and the Intrepid Value Fund, the portfolio managers are Dennis S. Ruhl, Jason Alonzo and Pavel Vaynshtok. Mr. Ruhl, Managing Director of JPMIM and CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999. Mr. Alonzo, Executive Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000 and has been a member of the portfolio management team since 2003. Mr. Vaynshtok, Executive Director of JPMIM and a CFA charterholder, has worked as a portfolio manger for JPMIM or its affiliates since 2011. From 2004-2011, Mr. Vaynshtok was a portfolio manager and the head of quantitative research at ING Investment Management.

For the U.S. Dynamic Plus Fund, the portfolio managers are Dennis S. Ruhl, Jason Alonzo, Pavel Vaynshtok and Shudong Huang. Mr. Huang, Executive Director of JPMIM and a CFA charterholder, has been with JPMIM or its affiliates since 2000. He is a senior portfolio manager of the JPMIM Columbus investment team. Information about Mr. Ruhl, Mr. Alonzo and Mr. Vaynshtok is discussed earlier in this section.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USDP-PM-413